Full Year and Fourth Quarter 2025 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge- offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cybersecurity concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and other employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re- emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2024, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to traditional measures presented in accordance with GAAP, our management uses, and this information contains or references, certain non-GAAP financial measures, such as tangible book value, return on average tangible shareholder's equity, PPNR to average assets, efficiency ratio on an FTE basis, tangible common equity to tangible assets and net interest margin on an FTE basis. We believe these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although we believe that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Form 10-Q and in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Full Year Overview RETURN METRICS EARNINGS Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.49 Net Income $134.2 million ROA 1.38% ROE 9.29% ROTE* 12.62% PPNR* 1.82% HIGHLIGHTS • Solid return metrics • Strong NIM (FTE)* of 3.90% up from 3.82% in prior year • Total loan growth of $329.0 million (4.25%) • Total deposit growth of $175.7 million with $220.5 million (2.92%) of customer deposit growth • Nonperforming assets higher than prior year; remain at a manageable level NIM (FTE)* 3.90% NCO 0.18% OTHER Efficiency Ratio (FTE)* 55.74% BALANCE SHEET Loan growth $329.0 million 4.25% Deposit growth $175.7 million 2.26% ASSET QUALITY ACL 1.15% NPA 0.69%

4 Fourth Quarter Overview RETURN METRICS EARNINGS Net Income $34.0 million EPS $0.89 ROA 1.37% ROE 9.13% ROTE* 12.30% PPNR* 1.95% ACL 1.15% NCO(1) 0.54% ASSET QUALITY NPA 0.69% NIM (FTE)* 3.99% Efficiency Ratio (FTE)* 53.99% BALANCE SHEET Loan growth $91.0 million 4.52% (annualized) Deposit growth $36.9 million 1.85% (annualized) OTHER Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures(1)QTD Annualized HIGHLIGHTS • Strong earnings and return metrics • PPNR* increased 6 basis points to 1.95% • NIM (FTE)* expansion of 6 basis points to 3.99% • Solid loan growth • Higher charge-offs primarily related to NPA resolutions • Capital management activities included $36.2 million of shares repurchased in 4Q and a new $100 million share repurchase authorization in January of 2026

5 Balance Sheet • Loan growth of $91.0 million (4.52% annualized) primarily in commercial • Total deposit growth of $36.9 million (1.85% annualized) with $56.9 million (2.92% annualized) of customer deposit growth • DDA remains strong at 27% of total deposits Dollars in millions 4Q25 3Q25 Var $ 163 $ 196 $ (33) 988 1,001 (13) 8,072 7,981 91 7,959 7,922 37 265 235 30 (100) (50) 0 50 100 Cash & Int Bear Bal Securities Loans Total Deposits Borrowings 4Q25 vs 3Q25: 4Q25 vs 3Q25 DEPOSIT CHANGES DECREASES/INCREASES

6 Asset Quality ACL Trend: Dollars in millions ASSET QUALITY TRENDS • ACL decreased 8 basis point to 1.15% compared to 1.23% at September 30, 2025 • ACL decline due to lower criticized and classified loans and a $1.1 million decline in specific reserves • Net loan charge-offs of $11.0 million, or 0.54% of total loans • NPAs increased, but remain at a manageable level of 0.69% of total loans plus OREO % o f A verage Lo ans Net Loan Charge-offs/(Recoveries) 4Q24 1Q25 2Q25 3Q25 4Q25 $(4) $0 $4 $8 $12 $16 $20 (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% % o f G ro ss Lo ans Allowance for Credit Losses (ACL) 4Q24 1Q25 2Q25 3Q25 4Q25 $0 $20 $40 $60 $80 $100 $120 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% (1)QTD Annualized (1) % o f Po rtfo lio Lo ans and O R EO Nonperforming Assets 4Q24 1Q25 2Q25 3Q25 4Q25 $0 $20 $40 $60 $80 0.00% 0.25% 0.50% 0.75% 1.00%

7 Net Interest Income $83.3 $83.3 $86.6 $89.2 $91.0 3.77% 3.81% 3.88% 3.93% 3.99% NII NIM (FTE)* 4Q24 1Q25 2Q25 3Q25 4Q25 Total Cost of Funds (0.11)% (0.12)% (0.03)% (0.11)% 2.20% 2.08% 2.08% 2.05% 1.94% Changes in Cost of Funds Cost of Funds 4Q24 1Q25 2Q25 3Q25 4Q25 • Net interest income growth of $1.8 million, or 1.93%, compared to 3Q25 • NIM (FTE)* expansion of 6 basis points to 3.99% • Total cost of funds down 11 basis points to 1.94% 0.00% Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

8 Noninterest Income Dollars in millions 4Q25 4Q25 vs 3Q25 4Q25 vs 4Q24 Debit and Credit Card $4.8 $0.1 $0.1 Service Charges 4.2 — — Wealth Management 3.2 0.1 0.1 Loss on Sale of Securities — — 2.6 Other 2.1 0.3 0.4 Noninterest Income $14.3 $0.5 $3.2 • Noninterest income consistent with 3Q $13.7 $12.7

9 4Q25 4Q25 vs 3Q25 4Q25 vs 4Q24 Salaries & Benefits $32.7 $0.5 $1.9 Data Processing 5.1 0.2 (0.2) Occupancy 3.9 (0.2) 0.1 FF&E 3.5 0.2 0.2 Other Taxes 1.9 (0.2) (0.3) Marketing 1.5 0.3 (0.1) Professional Services 1.2 — 0.1 FDIC 1.1 — — Other 6.3 (0.1) 0.1 Noninterest Expense $57.2 $0.8 $1.8 Noninterest Expense • Expenses were well-controlled driving a solid efficiency ratio* of 54% Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

10 Capital Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures TCE / TA* 10.82% 11.16% 11.34% 11.65% 11.46% 4Q24 1Q25 2Q25 3Q25 4Q25 • We have strong capital levels and are well positioned for growth • TCE / TA* lower than prior quarter due to 948,270 shares repurchased for $36.2 million in 4Q • $100 million new share repurchase authorization in January of 2026

2025 (Dollars in thousands) Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income $134,230 Plus: amortization of intangibles, net of tax 674 Net income before amortization of intangibles $134,904 Average total shareholders' equity $1,444,322 Less: average goodwill and other intangible assets, net of deferred tax liability (375,508) Average tangible equity (non-GAAP) $1,068,814 Return on average tangible shareholders' equity (non-GAAP) 12.62 % Return on average tangible shareholders' equity is a preferred industry profitability metric used by management, as well as investors and analysts, to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $167,940 Plus: net losses on sale of securities 2,295 Less: gain on Visa Class B-1 exchange — Plus: Provision for credit losses 7,422 Total $177,657 Average assets $9,740,537 PPNR/Average Assets (non-GAAP) 1.82 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses and losses on sale of securities. We believe this to be a preferred industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 11

2025 (Dollars in thousands) Net Interest Margin (FTE) (non-GAAP) Interest income and dividend income $516,490 Less: interest expense (166,394) Net interest income per consolidated statements of net income 350,096 Plus: taxable equivalent adjustment 2,415 Net interest income (FTE) (non-GAAP) $352,511 Average interest-earning assets $9,032,576 Net interest margin - (FTE) (non-GAAP) 3.90 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Efficiency Ratio (FTE) (non-GAAP) Noninterest expense $226,757 Net interest income per consolidated statements of net income $350,096 Plus: taxable equivalent adjustment 2,415 Net interest income (FTE) (non-GAAP) 352,511 Noninterest income 52,023 Plus: net losses on sale of securities 2,295 Less: gain on Visa Class B-1 exchange — Net interest income (FTE) (non-GAAP) plus noninterest income $406,829 Efficiency ratio (FTE) (non-GAAP) 55.74 % The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Appendix Definitions of GAAP to Non-GAAP Financial Measures 12

4Q25 (Dollars in thousands) Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $134,760 Plus: amortization of intangibles (annualized), net of tax 624 Net income before amortization of intangibles (annualized) $135,384 Average total shareholders' equity $1,475,874 Less: average goodwill and other intangible assets, net of deferred tax liability (375,279) Average tangible equity (non-GAAP) $1,100,595 Return on average tangible shareholders' equity (non-GAAP) 12.30 % Return on average tangible shareholders' equity is a preferred industry profitability metric used by management, as well as investors and analysts, to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $42,419 Plus: Provision for credit losses 5,696 Total $48,115 Total (annualized) (non-GAAP) $190,891 Average assets $9,809,614 PPNR/Average Assets (non-GAAP) 1.95 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 13

4Q25 3Q25 2Q25 1Q25 4Q24 (Dollars in thousands) Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,463,877 $1,475,466 $1,445,493 $1,418,034 $1,380,294 Less: goodwill and other intangible assets, net of deferred tax liability (375,202) (375,359) (375,522) (375,646) (375,837) Tangible common equity (non-GAAP) $1,088,675 $1,100,107 $1,069,971 $1,042,388 $1,004,457 Total assets $9,870,980 $9,817,483 $9,810,069 $9,718,276 $9,657,972 Less: goodwill and other intangible assets, net of deferred tax liability (375,202) (375,359) (375,522) (375,646) (375,837) Tangible assets (non-GAAP) $9,495,778 $9,442,124 $9,434,547 $9,342,630 $9,282,135 Tangible common equity to tangible assets (non-GAAP) 11.46% 11.65% 11.34% 11.16% 10.82 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Efficiency Ratio (FTE) (non-GAAP) Noninterest expense $57,176 $56,376 $58,114 $55,091 $55,445 Net interest income $90,960 $89,241 $86,572 $83,323 $83,258 Plus: taxable equivalent adjustment 605 602 590 617 660 Net interest income (FTE) (non-GAAP) 91,565 89,843 87,162 83,940 83,918 Noninterest income 14,331 13,763 13,500 10,429 11,071 Plus: net loss on sale of securities — — — 2,295 2,592 Less: gain on Visa Class B-1 exchange — — — — (186) Net interest income (FTE) (non-GAAP) plus noninterest income $105,896 $103,606 $100,662 $96,664 $97,395 Efficiency ratio (FTE) (non-GAAP) 53.99% 54.41% 57.73% 56.99% 56.93 % The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Net Interest Margin (NIM) (FTE) (non-GAAP) Interest income and dividend income $131,113 $131,623 $128,906 $124,848 $127,879 Less: interest expense (40,153) (42,382) (42,334) (41,525) (44,621) Net interest income 90,960 89,241 86,572 83,323 83,258 Plus: taxable equivalent adjustment 605 602 590 617 660 Net interest income (FTE) (non-GAAP) $91,565 $89,843 $87,162 $83,940 $83,918 Net interest income (FTE) (annualized) $363,274 $356,442 $349,606 $340,423 $333,848 Average interest-earning assets $9,115,453 $9,100,239 $9,012,011 $8,899,485 $8,860,338 Net interest margin (FTE) (non-GAAP) 3.99% 3.93% 3.88% 3.81% 3.77 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 14

Full Year and Fourth Quarter 2025 Earnings Supplement